Exhibit 7.1

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê
Author’s Copy

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. ¹ 990270

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“Emulator of the airplane reservations system terminal “Sirena” for WINDOWS” (“TEMUL98”)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Miller Andrey Markovich, Arkhiptsov Igor Leonidovich,
Gotgelf Gennady Pavlovich, Gushchin Mikhail Yuryevich,
Zaks Evgeny Anatolyevich, Levin Mark Abramovich,
Livshits Artyem Evgenyevich, Lovskiy Vladimir Yuryevich,
Shoful Irina Ivanovna (RU)

Country: Russian Federation
On the application No. ¹ 990130, date of entry: March 11, 1999

Registered in the List of computer programs
City of Moscow, March 11, 1999

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. ¹ 2003612706

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“System for passenger check-in” (REGINA)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Miller Andrey Markovich, Suranovich Grigory Naumovich,
Tchelichev Oleg Anatolyevich, Gotgelf Gennady Pavlovich,
Lovskiy Vladimir Yuryevich, Churilina Rimma Borisovna,
Shoful Irina Ivanovna (RU)

Country: Russian Federation
On the application  No. ¹ 2003612592, date of entry: December 11, 2003

Registered in the List of computer programs
City of Moscow, December 24, 2003

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 2002611315

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“Aviation distribution system” (ARS SIRIN)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Miller Andrey Markovich, Genis Alexander Khaimovich, Savkin Vadim Sergeevich, Simonov Dmitry Nikolaevich, Smolensky Sergey Pavlovich,
Yavnilovich Vadim Samuilovich, Gotgelf Gennady Pavlovich,
Levin Mark Abramovich, Lovskiy Vladimir Yuryevich,
Shoful Irina Ivanovna (RU)

Country: Russian Federation
On the application No. 2002611326, date of entry: July 23, 2002

Registered in the List of computer programs
City of Moscow, August 5, 2002

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 2002611314

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

Distribution sub-system of the multicentered aviation distribution system (SIRIN-center)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Miller Andrey Markovich, Genis Alexander Khaimovich,
Savkin Vadim Sergeevich, Simonov Dmitry Nikolaevich,
Smolensky Sergey Pavlovich, Yavnilovich Vadim Samuilovich,
Gotgelf Gennady Pavlovich, Levin Mark Abramovich,
Lovskiy Vladimir Yuryevich, Shoful Irina Ivanovna (RU)

Country: Russian Federation
On the application No. 2002611325, date of entry: July 23, 2002

Registered in the List of computer programs
City of Moscow, August 5, 2002

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 2002611388

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

Technological complex of the aviation distribution system (“TARAS”)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Miller Andrey Markovich, Simonov Dmitry Nikolaevich, Smolensky Sergey Pavlovich, Yavnilovich Vadim Samuilovich, Gotgelf Gennady Pavlovich, Levin Mark Abramovich, Lovskiy Vladimir Yuryevich,
Shoful Irina Ivanovna (RU)

Country: Russian Federation
On the application No. 2002611435, date of entry: August 6, 2002

Registered in the List of computer programs
City of Moscow, August 16, 2002

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 990271

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“Interface of center-to-center interaction” (“SIRIN”)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Levin Mark Abramovich, Genis Alexander Khaimovich, Lisovoy Oleg Anatolyevich, Miller Andrey Markovich, Nikitina Alexandra Vladimirovna,
Simonov Dmitry Nikolaevich, Smolensky Sergey Pavlovich, Shoful Irina Ivanovna, Yavnilovich Vadim Samuilovich,
(RU)

Country: Russian Federation
On the application No. 990131, date of entry: March 11, 1999

Registered in the List of computer programs
City of Moscow, May 11, 1999

Director General
|Signature| A.D.Korchagin

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY ON LEGAL SAFEGUARD OF
COMPUTER PROGRAMS, DATABASES,
INTEGRATED CIRCUITS TOPOLOGIES
(ROSAPO)

CERTIFICATE

Of official registration of the computer program

No. 980402

COMPUTER PROGRAM:
“Program for station administrator of the registrations system” (“STANTSIYA”)

RIGHTHOLDER(S):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

COUNTRY: Russian Federation

AUTHOR(S):
Levin M.A.	Zaks E.A.
Arkhiptsov I.L.	Lovskiy V.Yu.
Gotgelf G.P.	Miller A.M.
Denisov A.S.	Shoful I.I.
Jojikachvili A.V.

On the application No. 980266
Registered in the List of computer programs
Date of entry: June 29, 1998

First Deputy of Director General of ROSAPO /signature/ L.I.Podshibikhin

Round seal: Russian agency on legal safeguard of computer programs, databases, integrated circuits topologies
City of Moscow

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY ON LEGAL SAFEGUARD OF
COMPUTER PROGRAMS, DATABASES,
INTEGRATED CIRCUITS TOPOLOGIES
(ROSAPO)

CERTIFICATE

Of official registration of the computer program

No. 980403

COMPUTER PROGRAM:
“Resource management subsystem of the registrations system” (“RESURSY”)

RIGHTHOLDER(S):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

COUNTRY: Russian Federation

AUTHOR(S):
Levin M.A.	Lovskiy V.Yu.
Gotgelf G.P.	Miller A.M.
Dubova E.S.	Shoful I.I.
Kozyrev A.V.	Yavnilovich V.S.
Livshits A.E.

On the application No. 980267
Registered in the List of computer programs
Date of entry: June 29, 1998

First Deputy of Director General of ROSAPO /signature/ L.I.Podshibikhin

Round seal: Russian agency on legal safeguard of computer programs, databases, integrated circuits topologies
City of Moscow

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY ON LEGAL SAFEGUARD OF
COMPUTER PROGRAMS, DATABASES,
INTEGRATED CIRCUITS TOPOLOGIES
(ROSAPO)

CERTIFICATE

Of official registration of the computer program

No. 980401

COMPUTER PROGRAM:
“Agent subsystem of the registrations system” (“AGENT”)

RIGHTHOLDER(S):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

COUNTRY: Russian Federation

AUTHOR(S):
Levin M.A.	Lovskiy V.Yu.
Bogacheva O.V.	Miller A.M.
Genis A.Kh.	Smolensky S.P.
Gotgelf G.P.	Shoful I.I.
Lisovoy O.A.

On the application No. 980265
Registered in the List of computer programs
Date of entry: June 29, 1998

First Deputy of Director General of ROSAPO /signature/ L.I.Podshibikhin

Round seal: Russian agency on legal safeguard of computer programs, databases, integrated circuits topologies
City of Moscow

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 2004610897

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“Automation system for bus terminals and bus stations management” (“Avtovokzal - 2”)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
(see on the reverse)
Country: Russian Federation
On the application No. 2004610299, date of entry: February 16, 2004

Registered in the List of computer programs
City of Moscow, April 14, 2004

Director General
|Signature| A.D.Korchagin

Author(s):
Miller Andrey Markovich, Saakyan Vachagan Georgievich, Gotgelf Gennady Pavlovich, Dubova Ekaterina Stanislavovna, Levin Mark Abramovich, Lovskiy Vladimir Yuryevich, Kremenkov Alexey Olegovich, Churilina Rimma Borisovna, Shoful Irina Ivanovna (RU)

Translation from Russian into English
Ïåðåâ ’ ñ ðóññê ã  íà àíãëèéñêèé ÿçûê

RUSSIAN FEDERATION

RUSSIAN AGENCY OF PATENTS
AND TRADE MARKS
(ROSPATENT)

CERTIFICATE

Of official registration of the computer program

No. 990272

According to the Law “Of legal safeguard of computer programs and databases” of the Russian Federation, taken effect on October 20, 1992 by the Russian agency of patents and trade marks, the present Certificate has been issued to certify the official registration of the computer program

“Network processor” (“SP”)

Rightholder(s):

Closed Joint Stock Company
“Transport Automation Information systems - TAIS” (RU)

Author(s):
Lovskiy Vladimir Yuryevich, Arkhiptsov Igor Leonidovich, Gotgelf Gennady Pavlovich, Jojikachvili Alexander Vladimirovich, Zaks Evgeny Anatolyevich, Livshits Artyem Evgenyevich, Mavrin Vyacheslav Yuryevich, Miller Andrey Markovich, Smolensky Sergey Pavlovich (RU)

Country: Russian Federation
On the application No. 990132, date of entry: March 11, 1999

Registered in the List of computer programs
City of Moscow, May 11, 1999

Director General
|Signature| A.D.Korchagin